SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K
                        CURRENT REPORT
            Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934
   Date of Report (Date of earliest event reported) August 9, 2000
                     CARTER-WALLACE, INC.
     (Exact name of registrant as specified in its charter)
                          1-5910
                   (Commission File Number)
	          Delaware                    		         13-4986583
	(State or other jurisdiction               	   (I.R.S. Employer
	   of incorporation)			                        identification number)

	 l345 Avenue of the Americas
	 New York, New York			    10105
  (Address of principa			(Zip Code)
   executive offices)
Registrant's telephone number, including area code 212-339-5000

(Former name or former address, if changed since last report)

 Item 5.	Other Events.
	     On August 9, 2000, Carter-Wallace, Inc. issued a press release reporting that the United States Court of Appeals for the Second Circuit affirmed a lower court dismissal of all shareholder Security Act claims against the registrant relating to Felbatol, the registrant's anti-epilepsy drug.  A copy of such press release is attached hereto as Exhibit (99) and incorporated herein by reference.

Item 7.	Financial Statements and Exhibits.

(c)	Exhibits:

   (99)	Press release issued by Carter-Wallace, Inc. on August 9, 2000.



                               SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                  				   CARTER-WALLACE, INC.
					                          (Registrant)



August 10, 2000		       		/s/ Ralph Levine
				                      Name:  Ralph Levine
				                      Title:    President and Chief Operating Officer





For Immediate Release

       APPEALS COURT AFFIRMS DISMISSAL OF SECURITIES CLASS ACTION
                       AGAINST CARTER-WALLACE

NEW YORK - August 9, 2000 - Carter-Wallace, Inc. (NYSE - CAR) announced today that the United States Court of Appeals for the Second Circuit affirmed a lower court dismissal of all shareholder Security Act claims against the company relating to Felbatol, the company's anti-epilepsy drug.

Two consolidated federal securities class action suits filed in 1994 by stockholders against the company and certain of its present and former officers in the United States District Court, Southern District of New York, alleged that certain statements made by the company with respect to the safety and anticipated future sales of Felbatol were false and misleading.

In upholding the dismissal of these claims, the appellate court stated that Carter-Wallace had "acted reasonably" in alerting the medical profession of adverse side effects once a linkage was established with Felbatol and that the plaintiff shareholders had "failed adequately to plead reckless behavior on Carter-Wallace's part."

Ralph Levine, President and Chief Operating Officer of Carter-Wallace, said
"we are gratified that this long-pending litigation has finally come to an end."

Except for the historical matters contained herein, statements in this press release are forward-looking and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that forward-looking statements involve risks and uncertainties which may affect the company's business and prospects, and cause results to differ materially from those set forth in the forward-looking statements. These risks include, among other things, the risk that the shareholder plaintiffs may seek re-hearing of the appellate decision or appeal to the United States Supreme Court. In addition to these factors, the economic, competitive, governmental, technological and other factors identified in the company's filings with the Securities and Exchange Commission could affect the forward-looking statements contained in this release.













                        [Text of Press Release]